SUMMARY PROSPECTUS MAY 1, 2010
Wilshire 5000 Indexsm Fund Horace Mann Class Shares
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information (SAI), both dated May 1, 2010, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to http://www.gofilepoint.com/wilshire, email a request to Wilshirefunds@seic.com, call (888) 200-6796, or ask any financial advisor, bank or broker-dealer who offers shares of the Fund.

Investment Objective

The Wilshire 5000 Indexsm Fund’s (the “Fund” or “Index Fund”) investment objective is to replicate as closely as possible the performance of the Wilshire 5000 Indexsm (the “Index”) before the deduction of Index Fund expenses.

Fees and Expenses of the Wilshire 5000 Indexsm Fund

This table describes the fees and expenses that you may pay if you buy and hold Horace Mann Class Shares of the Index Fund.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Horace Mann Class
Management Fees	0.10%
Distribution and Service (12b-1) Fees	0.35%
Other Expenses	0.35%
Total Annual Fund Operating Expenses	0.80%

Example: This example is intended to help you compare the cost of investing in Horace Mann Class Shares of the Index Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Horace Mann Class Shares’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Horace Mann Class	$82	$255	$444	$990

Portfolio Turnover

The Index Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Index Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Index Fund’s performance. During the most recent fiscal year, the Index Fund’s portfolio turnover rate was 57% of the average value of its portfolio.

Principal Investment Strategies

•	The Index Fund invests primarily in the common stock of companies included in the Index that are representative of the Index.

•
The Index Fund uses enhanced “stratified sampling” techniques in an attempt to replicate the performance of the Index. Stratified sampling is a technique that uses sector weighting and portfolio characteristics profiling to keep the Index Fund within acceptable parameter ranges relative to the benchmark.

•	The Index Fund normally holds stocks representing at least 90% of the total market value of the Index.

The Index is an unmanaged index which measures the performance of all equity securities of U.S. headquartered issuers with readily available price data. The Index includes over 4,500 stocks, with each stock weighted according to its market value. This means that companies having larger stock capitalizations will have a larger impact on the market value of the Index. The Index has been computed continuously since 1974 and is published daily in many major U.S. newspapers and is the broadest measure of the U.S. equity market. The Index Fund normally holds stocks representing at least 90% of the Index’s total market value, which ranges between 1,000 and 2,500 stocks.

WIL-SM-017-0100

Principal Risks

You may lose money by investing in the Index Fund. In addition, investing in the Index Fund involves the following principal risks:

Equity Risk. The principal risk of investing in the Index Fund is equity risk. This is the risk that the prices of stocks held by the Index Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Index Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Index Fund. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Index Risk. There is a risk that the Index Fund’s performance may not exactly match the performance of the Index. The Index Fund does not hold every stock contained in the Index and the performance of the stocks held in the Index Fund may not track exactly the performance of the stocks held in the Index. Furthermore, unlike the Index, the Index Fund incurs management fees, 12b-1 fees, administrative expenses and transaction costs in trading stocks.

The Fund may appeal to you if:

•	you are a long-term investor;

•	you seek growth of capital;

•	you seek to capture investment returns that are representative of the entire U.S. equity market;

•	you seek to potentially reduce risk through broad diversification across large and small capitalization stocks and value and growth stocks; or

•	you seek an index fund which, unlike a traditional index fund, includes the common stocks of small- and mid-capitalization companies as well as large capitalization companies.

Past Performance

The bar chart and the performance table below provide an indication of the risks of investing in the Index Fund by showing how the investment performance of the Horace Mann Class Shares has varied from year to year and by showing how the average annual total returns of the Index Fund’s Horace Mann Class Shares compare to those of a broad measure of market performance. The Index Fund’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 16.16% (quarter ended 09/30/09) and the lowest return for a quarter was -22.34% (quarter ended 12/31/08).

Average Annual Total Returns
(periods ended December 31, 2009)

	1 year	5 years	10 years
Horace Mann Class Shares
Return Before Taxes	26.85%	0.13%	-1.08%
Return After Taxes on Distributions	26.27%	-0.19%	-1.39%
Return After Taxes on Distributions and Sale of Fund Shares	17.46%	-0.04%	-1.08%
Wilshire 5000 IndexSM	28.30%	0.93%	-0.27%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

Adviser

Wilshire Associates Incorporated

Sub-Adviser and Portfolio Manager

Los Angeles Capital Management and Equity Research (“LA Capital”)

Thomas D. Stevens, President of LA Capital and Portfolio Manager of the Fund. Mr. Stevens has served as Portfolio Manager since 2002.

Purchase and Sale of Fund Shares

Minimum Initial Investment

The minimum initial investment in Horace Mann Class Shares of the Index Fund is $1,000. Subsequent investments must be at least $100 (or $50 for Horace Mann Class Shares purchased through the Horace Mann Scheduled Payment Plan).

To Redeem Shares

You may sell your shares back to the Portfolio (known as redeeming shares) on any business day by telephone or mail.

Tax Information

The Index Fund’s distributions are generally taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Index Fund through a broker-dealer or other financial intermediary (such as a bank), the Index Fund and its related companies may pay the intermediary for the sale of Index Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Index Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

3